Exhibit 99.01

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: LIBERATE TECHNOLOGIES	Case No.	04-31394

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	August 31, 2004	PETITION DATE:	April 30, 2004

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

	Dollars reported in	$1

2.	Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$214,746,926	$216,401,927
	b. Total Assets	$223,558,942	$224,743,928	$231,576,772
	c. Current Liabilities	$10,377,582	$9,638,996
	d. Total Liabilities	$29,955,822	$29,316,113	$51,408,340

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$831,485	$641,036	$2,933,249
	b. Total Disbursements	$3,590,772	$2,143,434	$9,814,472
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(2,759,287)	$(1,502,398)	$(6,881,222)
	d. Cash Balance Beginning of Month	$202,259,223	$203,761,621	$206,381,159
	e. Cash Balance End of Month (c + d)	$199,499,937	$202,259,223	$199,499,937

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(3,118,385)	$(2,621,630)	$(6,122,488)
5.	Account Receivables (Pre and Post Petition)	$3,958,122	$2,364,657
6.	Post-Petition Liabilities	$10,377,582	$9,638,996
7.	Past Due Post-Petition Account Payables (over 30 days)	$158,365	$15,986

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	☒
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	☒
12.	Is the estate insured for replacement cost of assets and for general liability?	☒
13.	Are a plan and disclosure statement on file?	☒
14.	Was there any post-petition borrowing during this reporting period?		☒

15.	Check if paid: Post-petition taxes	☒	; U.S. Trustee Quarterly Fees	; Check if filing is current for: Post-petition
	tax reporting and tax returns:	☒	.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

1.                           Total assets and total liabilities as of petition filing as indicated in items 2.b. and 2.d. above are based on our unaudited financial statements as of April 30, 2004, the date of our petition, adjusted for the fair value of our property and equipment and investment in subsidiaries.  The adjusted total liabilities as of April 30, 2004 included an accrual of excess facilities charges of approximately $26 million previously recorded as a result of several restructurings.

2.                           The attached Balance Sheet and the Statement of Operations are only related to our U.S. entity which filed a voluntary petition under Chapter 11 and do not include our foreign subsidiaries.  Accordingly, these financial statements do not represent the consolidated financial condition and results of operations which we normally report in our SEC filings.

3.                           Financial forecasts for the months of August and September 2004 provided in the attached Statement of Operations are based on our estimates of revenues and expenses.  These estimates may not include all adjustments that are necessary for reporting under generally accepted accounting principles.  Actual results may differ materially from our estimates.

4.                           The attached financial statements do not account for (i) the contingent liabilities that are listed in the Second Amended List of Creditors Holding 30 Largest Unsecured Claims, inclusive of a disputed claim by our former landlord and various contingent litigation claims and (ii) other contingent liabilities identified in proofs of claims filed in connection with the Chapter 11 proceeding.

5.                           Certain historical financial information provided in this monthly operating report is derived from our unaudited financial statements as of and for the month ended August 31, 2004.  Therefore, certain historical financial information contained in this report may be subject to adjustment.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	9/20/04	/s/ Gregory S. Wood
Gregory S. Wood, Executive Vice President and CFO

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended	August 31, 2004

Current Month					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
$785,754	$650,000	$135,754	1	Gross Sales	$4,279,329	$150,000
		$—	2	less: Sales Returns & Allowances
$785,754	$650,000	$135,754	3	Net Sales	$4,279,329	$150,000
$—		$—	4	less: Cost of Goods Sold (Schedule ‘B’)
$785,754	$650,000	$135,754	5	Gross Profit	$4,279,329	$150,000
$219,726	$170,000	$49,726 (a)	6	Interest	$698,333	$200,000
		$—	7	Other Income:
		$—	8
		$—	9

$1,005,480	$820,000	$185,480	10	Total Revenues	$4,977,662	$350,000

				Expenses:
$198,229	$200,000	$1,771	11	Compensation to Owner(s)/Officer(s)	$835,427	$200,000
$284,245	$411,263	$127,018 (b)	12	Salaries	$950,672	$418,815
$—		$—	13	Commissions	$(8,052)
$121,621	$142,778	$21,157 (c)	14	Contract Labor	$268,773	$96,578
				Rent/Lease:
		$—	15	Personal Property	$—
$26,269	$26,269	$—	16	Real Property	$245,378	$26,269
$100,050	$110,833	$10,783	17	Insurance	$240,562	$67,333
$1,183,300	$1,200,000	$16,700	18	Management Fees	$5,474,876	$1,100,000
$27,138	$27,500	$362	19	Depreciation	$72,624	$27,500
				Taxes:
$16,474	$25,000	$8,526 (d)	20	Employer Payroll Taxes	$109,812	$17,500
		$—	21	Real Property Taxes	$—
$13,750	$13,750	$—	22	Other Taxes	$98,062	$13,750
		$—	23	Other Selling
		$—	24	Other Administrative
$28,291	$11,000	$(17,291)	25	Interest	$58,113	$15,000
$969,448	$(41,099)	$(1,010,547)	26	Other Expenses:	$787,057	$961,102
		$—	27
		$—	28
		$—	29
		$—	30
		$—	31
		$—	32
		$—	33
		$—	34

$2,968,815	$2,127,294	$(841,521)	35	Total Expenses	$9,133,304	$2,943,847

$(1,963,335)	$(1,307,294)	$(656,041)	36	Subtotal	$(4,155,642)	$(2,593,847)

				Reorganization Items:
$(1,160,810)	$(400,000)	$760,810 (e)	37	Professional Fees	$(2,108,500)	$(400,000)
		$—	38	Provisions for Rejected Executory Contracts
$23,910	$20,000	$3,910	39	Interest Earned on Accumulated Cash from	$87,807	$20,000
				Resulting Chp 11 Case
		$—	40	Gain or (Loss) from Sale of Equipment
$(14,666)		$14,666	41	U.S. Trustee Quarterly Fees	$(14,666)	$(3,333)
		$—	42

$(1,151,566)	$(380,000)	$(771,566)	43	Total Reorganization Items	$(2,035,359)	$(383,333)

$(3,114,901)	$(1,687,294)	$(1,427,607)	44	Net Profit (Loss) Before Federal & State Taxes	$(6,191,001)	$(2,977,180)
$3,484		$(3,484)	45	Federal & State Income Taxes	$(68,513)

$(3,118,385)	$(1,687,294)	$(1,431,091)	46	Net Profit (Loss)	$(6,122,488)	$(2,977,180)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

LIBERATE TECHNOLOGIES

SUPPLEMENTAL SCHEDULE FOR STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended	August 31, 2004

Details of Other Expenses (line 26):

Current Month						Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance

				26	Other Expenses:
$(597,132)	$(597,132)	$—			Amortization of warrants	$(597,132)	$298,566
$(45,012)		$(45,012	)(f)		Bad debt expense	$(509,460)
$(18,090)	$52,029	$70,119	(g)		Computers, voice and data	$264,072	$52,029
$607,548		$(607,548	)(h)		Excess facilities charges	$2,580,129
$22,205	$15,405	$(6,800)			Facility charges	$210,928	$13,905
$(1,900)		$1,900	(i)		Foreign currency transaction gain, net	$(589,231)
$391,861	$200,000	$(191,861	)(j)		Professional fees	$(280,832)	$300,000
$(2,471)		$2,471			Write-down of fixed assets	$76,624
$123,456	$125,000	$1,544			Intercompany Projects billings	$542,966	$125,000
$398,959	$163,599	$(235,360	)(k)		Miscellaneous	$(911,007)	$171,602

$969,448	$(41,099)	$(1,010,547)				$787,057	$961,102

Explanation of Variances:

(a)               Rising interest rates have increased the amount of interest that our accounts earn.

(b)               Several employees have left the company since May 2004 and we have not replaced them all.  Forfeitures under our Restricted Stock Unit program also decreased salary expense in August 2004.

(c)               In August 2004, we continued to utilize contract labor to fill certain open positions that had previously been filled by employees.

(d)               Payroll taxes are a function of payroll, and lower than budgeted payroll in August 2004 resulted in lower payroll tax expense for the month.

(e)               The actuals include fees for the counsel to the creditors committee and other professional fees that were uncertain therefore unable to forecast. These amounts related to the bankruptcy that were not part of the Augsust 2004 forecast.

(f)                 In August 2004, we recorded bad debt expense of approximately $45,000.  Due to the uncertainty related to bad debt expense, we do not include this item in our monthly forecast.

(g)              In August 2004 we received a credit of $62,300 from a vendor related to charges that had been in dispute.

(h)              In August 2004 we updated the assumptions used to derive the excess facilities charge on the San Carlos facility.  This is not an item that we include in our monthly forecast.

(i)                 In June 2004, we recorded a net foreign currency transaction gain of approximately $327,000.  Traditionally, we have incurred a net foreign currency transaction gain or loss in the range of $200,000 to $600,000 a month.  Due to the uncertainty related to currency fluctuations, we do not include this item in our monthly forecast.

(j)                 Legal fees related to the shareholder litigation actions were greater than expected.

(k)             In August 2004 our travel expenses were $40,000 below forecast, we received some unexpected cash related to a discontinued business and we recorded some costs associated with revenue contracts that had previously been deferred.

BALANCE SHEET

(General Business Case)

For the Month Ended	August 31, 2004

			From Schedules	Market Value
	Assets

		Current Assets

1		Cash and cash equivalents - unrestricted		$199,499,937
2		Cash and cash equivalents - restricted		$10,351,869
3		Accounts receivable (net)	A	$3,958,122
4		Inventory	B	$—
5		Prepaid expenses		$405,971
6		Professional retainers		$531,027
7		Other:
8

9		Total Current Assets		$214,746,926

		Property and Equipment (Market Value)

10		Real property	C	$—
11		Machinery and equipment	D	$89,126
12		Furniture and fixtures	D	$3,081
13		Office equipment	D	$46,603
14		Leasehold improvements	D	$344,449
15		Vehicles	D	$5,550
16		Other:	D
17			D
18			D
19			D
20			D

21		Total Property and Equipment		$488,809

		Other Assets

22		Loans to shareholders
23		Loans to affiliates
24		Investment in Subsidiaries		$8,273,869
25		Other		$49,338
26
27
28		Total Other Assets		$8,323,207

29		Total Assets		$223,558,942

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

1.               The market value of current assets approximates their book value as of August 31, 2004 due to the short-term nature of these assets.

2.               The market value of the investment in subsidiaries consists of the aggregate balance of the subsidiaries’ cash and cash equivalents, net of their total liabilities, and the estimated market value of their property and equipment, which approximates 5% of the total cost of the property and equipment.

3.               See Schedule D for discussion of the market value of property and equipment.

Liabilities and Equity

(General Business Case)

	Liabilities From Schedules

	Post-Petition

		Current Liabilities

30		Salaries and wages
31		Payroll taxes
32		Real and personal property taxes
33		Income taxes
34		Sales taxes
35		Notes payable (short term)		$—
36		Accounts payable (trade)	A	$298,282
37		Real property lease arrearage
38		Personal property lease arrearage
39		Accrued professional fees		$2,891,437
40		Current portion of long-term post-petition debt (due within 12 months)
41	Other:	Deferred Revenue		$6,488,986
42		Miscellaneous		$698,877
43

44		Total Current Liabilities		$10,377,582

45		Long-Term Post-Petition Debt, Net of Current Portion

46		Total Post-Petition Liabilities		$10,377,582

	Pre-Petition Liabilities (allowed amount)

47		Secured claims	F	$8,204,174
48		Priority unsecured claims	F	$138,572
49		General unsecured claims	F	$11,235,494

50		Total Pre-Petition Liabilities		$19,578,240

51		Total Liabilities		$29,955,822

	Equity (Deficit)

52		Retained Earnings/(Deficit) at time of filing		$(1,295,239,896)
53		Capital Stock		$1,057,353
54		Additional paid-in capital		$1,502,552,731
55		Cumulative profit/(loss) since filing of case		$(6,122,488)
56		Post-petition contributions/(distributions) or (draws)
57		Deferred stock compensation		$(7,946,649)
		Unrealized gain(loss) on investments held for sale		$(16,388)
58		Market value adjustment		$(681,543)

59		Total Equity (Deficit)		$193,603,120

60	Total Liabilities and Equity (Deficit)			$223,558,942

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$3,806,579	$139,917
31-60 Days	$6,121	$158,365
61-90 Days	$126,427		$158,365
91+ Days	$93,190
Total accounts receivable/payable	$4,032,317	$298,282
Allowance for doubtful accounts	$74,195
Accounts receivable (net)	$3,958,122

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Inventory(ies) Balance at End of Month	Cost of Goods Sold
Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes ☐ No ☐
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost
Weekly		LIFO cost
Monthly		Lower of cost or market
Quarterly		Retail method
Semi-annually		Other
Annually		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C

Real Property

		Cost	Market Value
Description

Total		$0	$0

Schedule D Other Depreciable Assets

		Cost	Market Value
Description
Machinery & Equipment -
Computer and Network Equipment		$2,351,469	$89,126

Total		$2,351,469	$89,126

Furniture & Fixtures -
Office Furniture and Cubicles
		$14,937	$3,081

Total		$14,937	$3,081

Office Equipment -
Office Equipment		$119,327	$46,603

Total		$119,327	$46,603

Leasehold Improvements -
Leasehold Improvements for Corporate Office		$400,767	$344,449

Total		$400,767	$344,449

Other -
Purchased Software		$3,815,355	$5,550

Total		$3,815,355	$5,550

	Grand Total	$6,701,855	$488,809

Note:

The market value of each asset category indicated above is based on the net book value (cost minus accumulated depreciation) of the corresponding asset as of August 31, 2004.  We believe that the asset’s net book value represents a reasonable estimate of its market value, considering the age of the asset and the current resale market.  In addition, we recently completed a physical count of all fixed assets on hand and recorded necessary adjustments to true up our current records to actual.  Leasehold improvements are related to our current headquarters in San Mateo, California, and are amortized over the lease term of five years.  We currently do not have any plan to relocate in the foreseeable future.

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$—
FICA - Employee					$—
FICA - Employer					$—
Unemployment (FUTA)					$—
Income					$—
Other (Attach List)					$—
Total Federal Taxes	$—	$—	$—	$—	$—
State and Local
Income Tax Withholding					$—
Unemployment (UT)					$—
Disability Insurance (DI)					$—
Empl. Training Tax (ETT)					$—
Sales	$—				$—
Excise					$—
Real property					$—
Personal property					$—
Income					$—
Other (Attach List)					$—
Total State & Local Taxes	$—	$—	$—	$—	$—
Total Taxes	$—	$—	$—	$—	$—

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -		Claimed Amount	Allowed Amount (b)
	Secured claims (a)	$53,992,159	$8,204,174
	Priority claims other than taxes	$262,645	$152,187
	Priority tax claims
	General unsecured claims	$833,677,576	$11,320,756

	(a) List total amount of claims even if it is under secured.

(b)         Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Notes:
1.

The aggregate balance of claimed amounts indicated above includes all claims reported on the Summary of Schedules filed with the U.S. Bankruptcy Court on May 17, 2004, plus unrecorded claims asserted against Liberate during the bankruptcy proceedings of at least $841 million, including the $3.3 million contingent unliquidated disputed claim by Mitchell Kertzman and the $830.3 million contingent unliquidated disputed claim related to the IPO litigation.

2.

Secured claims are related to the rejected lease for our former headquarters in San Carlos, California.  The allowed portion represents our estimate of allowable claim as permitted under the Bankruptcy Code and is secured by a letter of credit.

3.

The allowed portion of general unsecured claims includes our estimate of the allowable amount for all unsecured claims and a reserve of $6.7 million that was established to cover potential costs related to pending securities and derivative litigation.  It does not include other contingent litigation claims such as the disputed OpenTV patent claim, IPO litigation claim, or the disputed claim by Mitchell Kertzman mentioned above.

Schedule G

Rental Income Information

Not applicable to General Business Cases

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

LIBERATE TECHNOLOGIES

Supplemental Schedule for Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4	Account 5	Account 6

Bank	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	CitiGroup	Petty Cash

Account Type	Checking	Checking	Checking	Checking	Investments	Petty Cash

Account No.	4518111885	451-8111885	409-1214668	409-1214650	449-90403	N/A

Account Purpose	Sweep	Concentration	Accounts Payable	Payroll	Investments	Petty Cash

Balance, End of Month (Per Books)	$1,825,322	$54,226	$(220,426)	$(16,641)	$197,857,101	$355

Total Funds on Hand for Unrestricted Cash (Per Books)	$199,499,937

Note:

The petty cash balance represents petty cash on hand and does not relate to any bank account.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended	August 31, 2004

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected		$—
2	Cash Received from Sales	$578,592	$1,927,159
3	Interest Received	$238,568	$765,291
4	Borrowings		$—
5	Funds from Shareholders, Partners, or Other Insiders		$—
6	Capital Contributions		$—
7	Proceeds from Issuance of Common Stock		$36,696
8	COBRA Payments from Former Employees	$9,305	$40,148
9	Miscellaneous Deposits	$2,550	$45,089
10	Refund from PriceWaterhouse Coopers		$92,511
11	Proceeds from the Sale of Fixed Assets	$2,471	$26,356

12	Total Cash Receipts	$831,485	$2,933,249

	Cash Disbursements
13	Payments for Inventory		$—
14	Selling		$—
15	Administrative		$—
16	Capital Expenditures		$—
17	Principal Payments on Debt	$1,217,846	$1,217,846
18	Interest Paid	$19,996	$19,996
	Rent/Lease:
19	Personal Property		$—
20	Real Property	$26,269	$105,732
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	$107,309	$447,527
22	Draws		$—
23	Commissions/Royalties		$—
24	Expense Reimbursements	$5,040	$13,745
25	Other		$—
26	Salaries/Commissions (less employee withholding)	$199,739	$888,436
27	Management Fees		$—
	Taxes:
28	Employee Withholding	$126,752	$696,367
29	Employer Payroll Taxes	$17,705	$113,673
30	Real Property Taxes	$—	$—
31	Other Taxes	$36,000	$196,940
32	Other Cash Outflows:		$—
33	Computer/Communication	$78,434	$351,884
34	Consulting	$96,359	$360,015
35	Employee Benefits	$53,197	$312,169
36	Funding for Canadian Subsidiary	$1,435,125	$4,567,785
	Travel and Entertainment	$58,022	$190,255
	Void Outstanding Prepetition Checks	$—	$(70,400)
37	Miscellaneous	$112,979	$402,501

38	Total Cash Disbursements:	$3,590,772	$9,814,472

39	Net Increase (Decrease) in Cash	(2,759,287)	$(6,881,222)

40	Cash Balance, Beginning of Period	$202,259,223	$206,381,159

41	Cash Balance, End of Period	$199,499,937	199,499,937

LIBERATE TECHNOLOGIES

SCHEDULE OF PAYMENTS OF PRE-PETITION DEBT

For the Month Ended August 2004

Check No.	Date	Payee Name	Amount

2000449	13-Aug-04	Wood, Greg	297.48
2000483	26-Aug-04	Nguyen, Patrick	328.01

			$625.49

The above payments were made pursuant to the Order Authorizing Payment of Prepetition (A) Employee and Independent Contractor Wages, Salaries and Related Items, (B) Employee Business Expenses, (C) Obligations Under Employee Benefit Plans, (D) Employee Payroll Deductions and Withholdings and (E) Related Expenses entered into as of May 4, 2004.

2000378	3-Aug-04	NEW JERSEY, STATE OF	50.00

$50.00

The above payment to the state government agency was made pursuant to the Order for Payment of State Taxes.

LIBERATE TECHNOLOGIES

SCHEDULE OF PAYMENTS TO OFFICERS

For the Month Ended August 2004

Salaries, net of withholdings, for the payroll period ended:

Names	8/15/2004	8/31/2004	Total

Dawes, Paul	7,710.49	7,710.51	15,421.00
Lockwood, David	7,028.06	7,028.06	14,056.12
Nguyen, Patrick	7,205.50	7,205.50	14,411.00
Scadina, Mark	6,914.37	6,914.37	13,828.74
Vachon, Phil	10,344.32	10,344.25	20,688.57
Vickers, Mark	6,280.44	6,280.44	12,560.88
Wood, Gregory	8,171.22	8,171.22	16,342.44

	$53,654.40	$53,654.35	$107,308.75

Expense reimbursements:

Names	Date	Check No.	Amount

Dawes, Paul	26-Aug-04	2000464	930.10
Lockwood, David	13-Aug-04	2000435	122.73
Nguyen, Patrick	3-Aug-04	2000379	93.50
Nguyen, Patrick	26-Aug-04	2000483	328.01
Scadina, Mark	24-Jun-04	2000218	(616.16	)voided check
Scadina, Mark	3-Aug-04	2000381	112.00
Vickers, Mark	10-Aug-04	2000408	722.08
Vickers, Mark	13-Aug-04	2000446	2,276.11
Vickers, Mark	26-Aug-04	2000496	412.41
Wood, Greg	13-Aug-04	2000449	659.70

			$5,040.48

Liberate Technologies US

Payments to Professionals

August FY05

Check #	Date	Vendor	Payment Amount

Professional Fees paid related to the Bankruptcy
10773	17-Aug-04	Office of the US Treasurer	8,000.00
2000424	13-Aug-04	DELAWARE CLAIMS AGE	3,988.84
2000432	13-Aug-04	Innisfree M & A, In	9,637.73

			21,626.57

All Other Professional Fees Paid (Authorized by Bankruptcy Courts Ordinary Course Professionals Order)

2000453	26-Aug-04	ALLAN JACOBSON/INTE	9,569.34
2000418	13-Aug-04	BURNS DOANE SWECKER	1,305.00
2000458	26-Aug-04	BURNS DOANE SWECKER	7,610.00
2000421	13-Aug-04	COMPUTER PATENT ANN	1,736.05
2000431	13-Aug-04	GUNDERSON DETTMER S	951.50
2000470	26-Aug-04	HARVEY SISKIND JACO	42.60
2000399	10-Aug-04	HOLME ROBERTS & OWE	199.00
2000413	11-Aug-04	Public Company Accounting Oversight	3,316.50
2000472	26-Aug-04	HOWREY SIMON ARNOLD	8,148.57
2000477	26-Aug-04	LATHAM & WATKINS	5,328.02	*
2000478	26-Aug-04	LATHAM & WATKINS	7,532.47	*
2000485	26-Aug-04	PILLSBURY WINTHROP	257.50
2000498	26-Aug-04	WEIL GOTSHAL AND MA	5,737.50
2000448	13-Aug-04	WILSON SONSINI GOOD	2,705.06
Total Professional Fees Paid			54,439.11

* Liberate Technologies inadvertently made payments to this retained professional of pre-petition debt.